Trustmark
Banking and Financial Solutions

Annual Meeting of Shareholders
Jackson, MS
April 28, 2015


TRMK Corporate Office

Building a Premier Regional Financial Services Organization

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues relating to the European financial system, and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Corporation Profile

($ in thousands, except per share data)	Year Ended 2013	Year Ended 2014
Earnings		
Earnings Per Share	$ 1.75	$ 1.83
Dividends Per Share	$ 0.92	$ 0.92
Net Income	$ 117,060	$ 123,562
Pre-tax & Pre-provision Net Income	$ 146,615	$ 169,473
Earnings Ratios:		
Return on Avg Tangible Equity	13.09%	12.97%
Return on Avg Equity	8.75%	8.83%
Return on Avg Assets	1.02%	1.03%
Capital Ratios:		
Tangible Equity to Tangible Assets	8.26%	8.62%
Tier 1 Risk Based Capital	12.97%	13.47%
Total Risk Based Capital	14.18%	14.56%



Trustmark

Photo courtesy of "Jackson, Photographs by Ken Murphy" © 2014

- ✓ Solid financial performance with measured progress towards strategic objectives
- ✓ Results reflect successful implementation of our Strategic Initiatives:
  - ➢ Revenue Generation
  - ➢ Process Improvement
  - ➢ Credit Quality
  - ➢ Regulatory Reform & Compliance
  - ➢ Mergers & Acquisitions



TRMK Corporate Office

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Advice that works.

Trustmark
Banking and Financial Solutions

Assessment of 2014 – Strategic Initiatives

Executing our Strategic Plan

Revenue Generation

- ✓ Loan Growth: increase in legacy loan portfolio (LHFI) of $650.6 million, or 11.2%, reflecting growth across all markets and loan types
- ✓ Insurance: Fisher Brown Bottrell experienced highest revenue since 2007; total revenue of $33.5 million, up 8.6%
- ✓ Wealth Management: total revenue of $32.3 million, up 9.7%, the highest in its history; AUM and administration & brokerage assets totaled $11.7 billion
- ✓ Mortgage: financial results reflect industry dynamics; continued successful build-out of loan production staff within AL banking footprint; loan production totaled $1.2 billion in 2014
- ✓ Deposits: #1 deposit market share rank in MS; Top 3 and Top 4 position in 65% and 75%, respectively, of markets served
- ✓ Cross-Selling: Perform referral program continued to build momentum; 86,395 referrals resulted in 33,365 opened accounts
- ✓ Customer Experience: continued investment to improve customer experience – remote banking and treasury management products

Collectively, revenue totaled $578.5 million in 2014, the highest level in TRMK's 125-year history

Assessment of 2014 – Strategic Initiatives (cont.)
Executing our Strategic Plan

Process Improvement

- ✓ Refined Organizational Structure: Chief Administrative Officer; Executive Strategy Committee
- ✓ Market Optimization: continued realignment of branch network – opened 3 and consolidated 5 banking centers; consolidated 22 offices with limited growth opportunities over the last 3 years
- ✓ Somerville Bank: converted and integrated into Trustmark National Bank
- ✓ Investments in Infrastructure and Processes:
  - ➢ Financial reporting and planning systems that augment granular data capture and analytic processes
  - ➢ Dedicated group tasked with performance measurement
  - ➢ Scalable insurance management system to underpin continued growth
  - ➢ Fraud detection systems
- ✓ Infrastructure capable of supporting significant growth

Credit Quality

- ✓ Performance of acquired loan portfolio continued to exceed expectations
- ✓ Recoveries exceeded charge-offs again in 2014
- ✓ Classified and criticized loan balances declined 12.3% and 15.9%, respectively

Regulatory Reform & Compliance

- ✓ Reviewed and evaluated numerous regulatory proposals and implemented a substantial amount of regulatory changes
- ✓ Continued investments in compliance: Dodd Frank Act Stress Test (DFAST), Enterprise Risk Management (ERM), Model Validation and Bank Secrecy Act /Anti-Money Laundering (BSA/AML)

Mergers & Acquisitions

- ✓ Conducted comprehensive review to identify and prioritize potential bank acquisition targets in Southeast
- ✓ Reviewed numerous acquisition opportunities during the year

Assessment of 2014 – Our Core Values

Who We Are and What We Believe

- ✓ Our performance is driven by values that have sustained this organization for more than 125 years
- ✓ These values build strong, long-term relationships, the outcome of which is reflected in our solid financial results
- ✓ Our core values unite Trustmark associates and distinguish us from the competition

Values We Live By


INTEGRITY
SERVICE
ACCOUNTABILITY
RELATIONSHIPS
SOLUTIONS
THE VALUES WE LIVE BY

A community-focused, values-guided organization that makes a sustainable difference in the lives of customers and communities we serve